Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Legal matters
The Company is subject to claims and litigation matters in the ordinary course of business. Management does not believe the resolution of any such matters will have a materially adverse effect on the Company’s financial position or results of operations.
Commitments and other contingencies
The Company leases office space and equipment under non-cancellable lease agreements that expire at various points through 2028. For the years ended December 31, 2021, 2020, and 2019, rental expense under these leases was $10.1 million, $10.3 million, and $11.3 million, respectively.
As of December 31, 2021, total future commitments on non-cancelable operating leases with a minimum remaining term in excess of one year are as follows:

2022	$9,428
2023	8,494
2024	6,845
2025	5,129
2026	4,182
Thereafter	3,720
Total	$37,798
The Company also administers escrow deposits as a service to customers, a substantial portion of which are held at third-party financial institutions. These escrow deposits amounted to $204.8 million and $290.9 million at December 31, 2021 and 2020, respectively. Such deposits are not reflected in the consolidated balance sheets, but the Company could be contingently liable for them under certain circumstances (for example, if the Company disposes of escrowed assets). Such contingent liabilities have not materially impacted the results of operations or financial condition to date and are not expected to do so in the future.